Exhibit 99.1

Workhorse W56 and W750 Electric Step Vans Approved for Sale in Canada

The Workhorse W56 and W750 all-electric step vans are now eligible for importation and sale in Canada through the Appendix G Pre-clearance Program.

Transport Canada has reviewed the Company’s documentation for compliance with CMVSS, Canada’s rigorous safety standards for commercial vehicles.

Strong interest from Canadian last-mile delivery fleets highlights the demand for sustainable transportation solutions, with demo trucks set to begin on-road testing no later than the second quarter of 2025.

CINCINNATI, Feb. 26, 2025 — Workhorse Group Inc. (Nasdaq: WKHS) (“Workhorse” or “the Company”), an American technology company focused on pioneering the transition to zero-emission commercial vehicles, today announced that its W56 and W750 electric step vans have been approved for importation and sale in Canada. Workhorse has completed registration as a foreign manufacturer under Transport Canada’s Appendix G pre-clearance program, allowing Canadian import dealers to bring Workhorse W56 and W750 step vans into the country and sell them nationwide. As part of the process, Transport Canada completed a review of the Company’s documentation validating Canadian Motor Vehicle Safety Standards (CMVSS) compliance of both vehicles.

This development marks a significant milestone for Workhorse as the Company expands its distribution and service network footprint to support the demand for sustainable commercial vehicles in the Canadian market. With Canada’s commitment to achieving net-zero emissions and the adoption of clean transportation solutions, Workhorse’s electric step vans are ideally suited to support businesses transitioning to zero-emission fleets. On-road testing of demo trucks with a last-mile delivery fleet in Canada is set to begin no later than the second quarter of 2025, further demonstrating the real-world capabilities of Workhorse vehicles.

“This is a major step forward for Workhorse,” said Josh Anderson, Workhorse Chief Technology Officer. “Pre-clearance from Transport Canada opens up a large new market for our products throughout Canada, including with fleets that operate across borders in North America. We’re excited that our electric step vans can now reach Canadian roads and highways, providing reliable, zero-emission solutions that customers can depend on.”

Workhorse has seen strong interest from Canadian fleets eager to add medium-duty commercial EV trucks to their portfolios. With both the W56 and W750 now certified, Workhorse is preparing for a seamless entry into the Canadian market, bringing proven real-world performance, operational efficiency, and its best-in-class service and support network. Workhorse is actively exploring opportunities to expand its dealer network to better serve customers across Canada.

For more information about Workhorse and its full lineup of commercial EVs, including the W56 and W750, visit www.workhorse.com.

About Workhorse Group Inc.

Workhorse Group Inc. (NASDAQ: WKHS) is a technology company focused on pioneering the transition to zero-emission commercial vehicles. Workhorse designs and builds its vehicles in the United States at the Workhorse Ranch in Union City, Indiana. The company’s best-in-class vehicles are designed for last-mile delivery, medium-duty operations, and a growing range of specialized applications. For more information, visit www.workhorse.com.

Forward-Looking Statements

The discussions in this press release contain forward-looking statements reflecting our current expectations that involve risks and uncertainties. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. When used in this press release, the words “anticipate,” “expect,” “plan,” “believe,” “seek,” “estimate,” and similar expressions are intended to identify forward-looking statements and relate to future periods. These are statements that involve substantial risks and uncertainties. Forward-looking statements are statements that are not historical facts and speak only as of the date hereof. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions, or circumstances on which any such statement is based, except as required by law.

Media Contact:

Aaron Palash / Greg Klassen

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Investor Relations Contact:

Tom Colton and Greg Bradbury

Gateway Group

949-574-3860

WKHS@gateway-grp.com

French Translation

Les fourgons électriques Workhorse W56 et W750 approuvés pour la vente au Canada

Les fourgons de livraison tout électriques Workhorse W56 et W750 sont désormais admissibles à l’importation et à la vente au Canada dans le cadre du Programme de pré-dédouanement de l’annexe G.

Transports Canada a examiné la documentation de la Société pour vérifier la conformité aux NSVAC, les normes rigoureuses de sécurité du Canada pour les véhicules commerciaux.

L’intérêt marqué des flottes canadiennes de livraison du dernier kilomètre souligne la demande pour des solutions de transport écoresponsables, les camions de démonstration devant commencer les essais routiers au plus tard au deuxième trimestre 2025.

CINCINNATI, le 25 février 2025 – Workhorse Group Inc. (NASDAQ : WKHS) (« Workhorse » ou la « Société »), une entreprise technologique américaine axée sur l’innovation dans la transition vers les véhicules commerciaux zéro émission, a annoncé aujourd’hui que ses fourgons de livraison électriques W56 et W750 ont été approuvés pour l’importation et la vente au Canada. Workhorse a complété son inscription comme fabricant étranger dans le cadre du programme de pré-dédouanement de l’annexe G de Transports Canada, permettant aux concessionnaires importateurs canadiens d’introduire les fourgons de livraison Workhorse W56 et W750 dans le pays et de les vendre dans l’ensemble du Canada. Dans le cadre de ce processus, Transports Canada a effectué un examen de la documentation de la Société validant la conformité des deux véhicules aux Normes de sécurité des véhicules automobiles du Canada (NSVAC).

Ce développement représente une étape importante pour Workhorse alors que la Société étend son réseau de distribution et de service pour répondre à la demande de véhicules commerciaux écoresponsables sur le marché canadien. Compte tenu de l’engagement du Canada à atteindre la carboneutralité et à adopter des solutions de transport propre, les fourgons de livraison électriques de Workhorse sont parfaitement adaptés pour soutenir les entreprises dans leur transition vers des flottes zéro émission. Les essais routiers des camions de démonstration avec une flotte de livraison du dernier kilomètre au Canada doivent commencer au plus tard au deuxième trimestre 2025, démontrant davantage les capacités en conditions réelles des véhicules Workhorse.

« Il s’agit d’une avancée majeure pour Workhorse », a déclaré Josh Anderson, directeur de la technologie de Workhorse. « Le pré-dédouanement de Transports Canada ouvre un important nouveau marché pour nos produits dans l’ensemble du Canada, y compris auprès des flottes qui opèrent à travers les frontières en Amérique du Nord. Nous sommes enthousiastes que nos fourgons de livraison électriques puissent désormais circuler sur les routes et autoroutes canadiennes, offrant des solutions zéro émission fiables sur lesquelles les clients peuvent compter. »

Workhorse a constaté un vif intérêt de la part des flottes canadiennes désireuses d’ajouter des camions commerciaux électriques de moyen tonnage à leurs portefeuilles. Avec la certification des W56 et W750, Workhorse se prépare à une entrée harmonieuse sur le marché canadien, apportant une performance éprouvée en conditions réelles, une efficacité opérationnelle et son réseau de service et de soutien de premier ordre. Workhorse explore activement des opportunités d’expansion de son réseau de concessionnaires pour mieux servir les clients partout au Canada.

Pour plus d’informations sur Workhorse et sa gamme complète de véhicules commerciaux électriques, y compris les W56 et W750, visitez www.workhorse.com.

À propos de Workhorse Group Inc.

Workhorse Group Inc. (NASDAQ : WKHS) est une entreprise technologique axée sur l’innovation dans la transition vers les véhicules commerciaux zéro émission. Workhorse conçoit et construit ses véhicules aux États-Unis au Workhorse Ranch à Union City, Indiana. Les véhicules de premier ordre de l’entreprise sont conçus pour la livraison du dernier kilomètre, les opérations de moyen tonnage et une gamme croissante d’applications spécialisées. Pour plus d’informations, visitez www.workhorse.com.

Énoncés prospectifs

Les discussions dans ce communiqué de presse contiennent des énoncés prospectifs reflétant nos attentes actuelles qui impliquent des risques et des incertitudes. Ces déclarations sont faites en vertu des dispositions de “refuge” (safe harbor) de la loi américaine Private Securities Litigation Reform Act de 1995. Lorsque utilisés dans ce communiqué de presse, les termes “anticiper”, “s’attendre à“, “planifier”, “croire”, “chercher”, “estimer” et expressions similaires visent à identifier des énoncés prospectifs et se rapportent à des périodes futures. Il s’agit de déclarations qui comportent des risques et des incertitudes substantiels, notamment notre capacité à livrer en temps opportun le fourgon de livraison W56 et le châssis-cabine W4 CC applicables au bon de commande et aux conditions de livraison et d’acceptation de ceux-ci. Les énoncés prospectifs sont des déclarations qui ne sont pas des faits historiques et qui ne parlent qu’à la date des présentes. Nous déclinons expressément toute obligation ou engagement de publier des mises à jour ou des révisions de tout énoncé prospectif contenu dans les présentes pour refléter tout changement dans nos attentes à cet égard ou tout changement dans les événements, conditions ou circonstances sur lesquels une telle déclaration est fondée, sauf si la loi l’exige.

Contact Médias :

Aaron Palash / Greg Klassen

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Contact Relations Investisseurs :

Tom Colton and Greg Bradbury

Gateway Group

949-574-3860

WKHS@gateway-grp.com

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